Exhibit 99.1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V61084 - Z89313 1. Approve and adopt the merger agreement and approve of the transactions contemplated thereby, including the merger, as set forth in our proxy statement. For Against Abstain ! ! ! STRONGHOLD DIGITAL MINING, INC. The Board of Directors recommends you vote FOR the following Proposal: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) . If no direction is made, this proxy will be voted FOR the Proposal . If any other matters properly come before the meeting the person(s) named in this proxy will vote in their discretion . Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . STRONGHOLD DIGITAL MINING, INC. 2124 PENN AVENUE, 5TH FLOOR PITTSBURGH, PA 15222 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/ [ ] You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE I>

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V61085 - Z89313 STRONGHOLD DIGITAL MINING, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS [ ], 2025 The stockholder(s) hereby appoint(s) Gregory A . Beard and Robert G . Lovett, Jr . , or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote as designated on the reverse side of this ballot, all of the shares of Class A common stock, $ 0 . 0001 par value per share, and Class V common stock, $ 0 . 0001 par value per share, of Stronghold Digital Mining, Inc . that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [ ], Eastern Time on [ ], 2025 , at www . virtualshareholdermeeting . com/[ ]and any adjournment or postponement thereof . THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S) . IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL . PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side